UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2015

VOLT INFORMATION SCIENCES, INC.

(Exact Name of Registrant as Specified in Its Charter)

New York	001-9232	13-5658129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1065 Avenue of the Americas, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

(212) 704-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On August 6, 2015, Volt Information Sciences, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1, announcing the Stock Purchase Agreements for Volt Directories S.A. Ltd. (“VDSA”) and Tainol S.A. (“Tainol”).  The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.  This Item 7.01 disclosure will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events

On July 31, 2015, Nuco I Ltd., the Company and Volt Management Corp. entered into a Stock Purchase Agreement with FCR Media Ireland UAB (“FCR Media Ireland”) to sell to FCR Media Ireland all of the issued and outstanding common shares of VDSA.   Also on July 31, 2015, the Company and Volt Management Corp. entered into a Stock Purchase Agreement with FCR Media Holding UAB  (“FCR Media Holding”) to sell to FCR Media Holding all of the issued and outstanding capital stock of Tainol.  Both transactions closed on July 31, 2015.

VDSA began as the official publisher of Uruguay´s telephone directories and expanded its services to include ad sales, graphic design, printing and distribution of the directories.  Tainol is an international supplier of high quality printing services and provides access to the publishing industry´s strongest production and distribution network for high-volume printing of telephone directories, books, newspapers, flyers and magazines.

In order to minimize any disruption in the business during the transition period, the parties entered into a Transition Services Agreement for IT support services for a period of two months.

FCR Media Ireland and FCR Media Holding are members of FCR Media Group, a leading local search provider in 11 countries around Europe providing expertise in online and off-line advertising.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit:

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 6, 2015

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

Date: August 6, 2015	By:	/s/ Paul Tomkins
Paul Tomkins Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 6, 2015